UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________

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PARKE BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 23, 2022

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Parke Bancorp, Inc., I cordially invite you to attend our 2022 Annual Meeting of Shareholders. Due to the public health impact of the coronavirus outbreak and to support the health and well-being of our shareholders, this year’s Annual Meeting will be held in a virtual meeting format only, on Tuesday, April 19, 2022, at 10:00 a.m., eastern time. You will be able to attend the Annual Meeting virtually and may vote and submit questions during the virtual Annual Meeting by visiting www.meetnow.global/MDKXYTM. The password for the Annual Meeting is PKBK2022. Please retain the control number from your proxy card as it will be needed in order to ask questions during the meeting.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. I will also report on our operations. In addition, you will be asked to elect the Board’s three nominees for director. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR each of the nominees.

    Whether or not you plan to attend the virtual meeting online, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as quickly as possible. Alternatively, you can vote online at www.investorvote.com/pkbk or vote by calling 1-800-652-VOTE (8683). This will not prevent you from voting at the meeting, but it will assure that your vote is counted if you are unable to attend the virtual meeting.

Sincerely,
Vito S. Pantilione
President and Chief Executive Officer

PARKE BANCORP, INC.
601 DELSEA DRIVE
WASHINGTON TOWNSHIP, NEW JERSEY 08080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2022

NOTICE IS HEREBY GIVEN that due to the public health impact of the coronavirus outbreak and to support the health and well-being of our shareholders, this year’s Annual Meeting will be held in a virtual meeting format only without any physical location, on Tuesday, April 19, 2022, at 10:00 a.m., eastern time. You will be able to attend the Annual Meeting virtually and may vote and submit questions during the virtual Annual Meeting by visiting www.meetnow.global/MDKXYTM. The password for the Annual Meeting is PKBK2022. There is no physical location for the Annual Meeting. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.    To elect three directors each to serve a three-year term; and
To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 9, 2022, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you are requested to sign, date and return the enclosed proxy in the enclosed postage-paid envelope. Alternatively, you can vote online or by telephone. You should have the proxy card available if using the internet or telephone voting methods as it contains important information for logging into the voting systems and completing your proxy.

You may revoke your proxy by filing with the secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you are present online at the Annual Meeting you may revoke your proxy and vote online on each matter brought before the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your broker to vote online at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Linda A. Kaiser
Corporate Secretary
Washington Township, New Jersey
March 23, 2022

Important Notice Regarding Internet
Availability of Proxy Materials
For the Shareholder Meeting to be
Held on April 19, 2022
The Proxy Statement and Annual Report on Form 10-K are available at www.investorvote.com/pkbk

PROXY STATEMENT OF PARKE BANCORP, INC. 601 DELSEA DRIVE WASHINGTON TOWNSHIP, NEW JERSEY 08080

ANNUAL MEETING OF SHAREHOLDERS April 19, 2022

GENERAL
    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parke Bancorp, Inc. (the “Company”), the bank holding company for Parke Bank, a New Jersey chartered commercial bank (the “Bank”), to be used at the Annual Meeting of Shareholders to be held as a virtual meeting only without any physical location, on April 19, 2022, at 10:00 a.m eastern time. (the “Annual Meeting”). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 23, 2022.
    At the Annual Meeting, shareholders will consider and vote upon (i) the election of three directors of the Company each to serve a three-year term.

    The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournment thereof.

VOTING AND PROXY PROCEDURES
Who Can Vote at the Annual Meeting
You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, par value $0.10 per share (the “Common Stock”), as of the close of business on March 9, 2022 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 11,907,641 shares of Common Stock were outstanding. Each share of Common Stock has one vote on each matter presented.
Voting by Proxy
The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. As shown on your proxy card, you may also vote your shares by internet or telephone voting. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy. If you execute a proxy (by any permitted method) without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” its nominees for directors.
If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your shares of Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.
You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the virtual Annual Meeting online and vote your shares. Attendance online at the virtual Annual Meeting will not in itself revoke your proxy.
If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. In order to vote at the Annual Meeting you will need special documentation from your broker, bank or other nominee. Please note that pursuant to the rules that guide how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to the election of directors (Proposal I) without specific instructions from you as to how to vote because it is not considered a “routine” matter under applicable rules.

Vote Required
Business can only be transacted at the Annual Meeting if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you execute a valid proxy or attend the virtual Annual Meeting online, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.
In voting on the election of directors (Proposal I), you may vote in favor of the nominee or withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

PRINCIPAL HOLDERS OF OUR COMMON STOCK
Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission regarding their ownership. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock as well as directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
Basswood Capital Management LLC	653,124		5.48%
Directors and Executive Officers As a Group (14 persons)	2,141,364	(3)	17.60%

(1)	For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named persons or group exercise sole voting or investment power over the shares of Common Stock.
(2)	In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire within 60 days of the Record Date through the exercise of options or otherwise.
(3)	Includes 258,705 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

PROPOSAL I – ELECTION OF DIRECTORS
The Board of Directors currently consists of ten members divided into three classes and such classes are required to be as nearly equal in number as possible. Directors are elected for three-year terms, or until their successors are elected and qualified. At the Annual Meeting, shareholders will consider and vote upon the election of three directors whose terms expire in 2025, each to serve a three-year term.
It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for the nominees, the directors continuing in office and certain executive and other senior officers: name, age, the year the individual first became a director or officer of the Company, the term of office and the number and percentage of shares of Common Stock beneficially owned by each of them as of the Record Date.

				Shares of
	Age at	Year First	Term of	Common Stock		Percent
	December	Elected or	Office	Beneficially		Of
Name	31, 2021	Appointed	Expires	Owned(1)		Class

BOARD NOMINEE FOR TERM TO EXPIRE IN 2024

Fred G. Choate	76	2005	2022	33,719	(2)	*
Jeffrey H. Kripitz	70	2007	2022	345,243	(3)	2.90%
Jack C. Sheppard, Jr.	68	2007	2022	181,737	(4)	1.52%
DIRECTORS CONTINUING IN OFFICE

Celestino R. Pennoni	84	2005	2023	239,168	(5)	2.00%
Vito S. Pantilione	70	2007	2023	310,289	(6)	2.60%
Edward Infantolino	74	2007	2023	215,739	(7)	1.81%
Elizabeth A. Milavsky	70	2005	2023	73,503	(8)	*
Daniel J. Dalton	72	2007	2024	161,521	(9)	1.35%
Arret F. Dobson	50	2007	2024	199,864	(10)	1.68%
Anthony J. Jannetti	84	2020	2024	221,584	(11)	1.86%
EXECUTIVE AND OTHER SENIOR OFFICERS WHO ARE NOT DIRECTORS
John S. Kaufman Senior Vice President and Chief Financial Officer	39	N/A	N/A	1,000	(12)	*
Ralph Gallo Executive Vice President and Chief Operating Officer	64	N/A	N/A	7,724	(13)	*
Paul E. Palmieri Senior Vice President	63	N/A	N/A	82,398	(14)	*
Nicholas J. Pantilione Senior Vice President	36	N/A	N/A	10,532	(15)	*

*    Less than 1%
(1)Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership and shares that may be acquired pursuant to the exercise of options and shares that may be acquired upon a full conversion of the Series B Preferred Stock, in each case, within 60 days of the Record Date
(2)Includes 28,138 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(3)Includes 16,425 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(4)Includes 16,425 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(5)Includes 34,489 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(6)Includes 34,489 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(7)Includes 23,746 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(8)Includes 20,971 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(9)Includes 17,250 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(10)Includes 23,746 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(11)Includes 16,425 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(12)Shares held in IRA.
(13)Includes 7,320 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(14)Includes 12,476 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(15)Includes 6,805 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date.

Biographical Information
    Set forth below are biographies of the nominees for director, the continuing directors and the executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating Committee and the Board to nominate the individual for re-election to the Board in 2022 and that qualify the Continuing Directors to continue to serve on the Board.

Nominees for Director:
Fred G. Choate. Mr. Choate is the President and controlling shareholder of Greater Philadelphia Venture Capital Corporation, a position he has held since 1997. From 1987 to 1997, Mr. Choate was a principal in Sandhurst Company, a venture capital fund. Mr. Choate is a director of FIS Group, a fund of funds servicing large institutional investors with over $9 billion under advisory. Mr. Choate was a director of Escalon Medical Corp. (Nasdaq: ESMC), a medical products company. Mr. Choate has also served on the audit committee of the board of directors of another financial institution. He is a member of the Institute of Directors of the United Kingdom. Mr. Choate has an extensive financial background and audit committee experience with other companies and make him an asset to the Board of Directors.

Jeffrey H. Kripitz. Mr. Kripitz recently retired as the owner and operator of Jeff Kripitz Agency in Northfield, New Jersey. He specialized in employee benefits such as life, health and long-term care insurance for both businesses and individuals. Mr. Kripitz was the former President of the Federation of Jewish Agencies of Atlantic and Cape May counties and serves as the chairman of their life and legacy program. Mr. Kripitz’s risk experience and exposure to multiple industries and businesses greatly enhances the depth of the Board of Directors.

Jack C. Sheppard, Jr. From 1983 to 2013, Mr. Sheppard was an Executive Vice President with Bollinger, Inc., a New Jersey-based insurance brokerage providing a full range of insurance products. He is currently an Area Senior Vice President with Arthur J. Gallagher & Company in Mt. Laurel, New Jersey. He currently serves on the Board of Directors of Acenda Integrated Healthcare, Chair of the Quality & Safety Committee and Abilities Solutions. Mr. Sheppard holds the CPIA designation (Certified Professional Insurance Agent) and is a life member of the American Insurance Marketing & Sales Society (AIMS). Mr. Sheppard’s insurance and risk management experience along with his extensive community involvement strengthens the Board and its understanding and management of risk.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES
Continuing Directors:
Celestino R. (“Chuck”) Pennoni. Mr. Pennoni is currently Chairman of the Board of Directors of the Company and the Bank. From 1966 to the present, Mr. Pennoni has been Chairman, President and Chief Executive Officer of Pennoni Associates, a consulting engineering firm headquartered in Philadelphia with over 1,200 employees in 35 offices in the Atlantic Coast region of the United States, a firm founded by Mr. Pennoni in 1966. He is also President Emeritus and past Chairman of the Board of Trustees of Drexel University, where he earned a Bachelor’s of Science and Master of Sciences degrees in civil engineering and was awarded an honorary doctorate. Mr. Pennoni has also twice served as Interim President of Drexel University. Mr. Pennoni is also past President of the American Society of Civil Engineers, the Accreditation Board for Engineering and Technology, and The United Engineering Trustees. He was inducted into the National Academy of Engineering in 2000 and is a licensed professional engineer. He has also consecutively served on three bank boards since 1985. Mr. Pennoni’s years of business and academic experience and accomplishments has greatly enhanced the Company through his leadership of the Board.

Vito S. Pantilione. Mr. Pantilione has served as the Company’s President and Chief Executive Officer and a director since its formation in 2005. From the time of the Bank’s formation in 1998, Mr. Pantilione has served as the President and Chief Executive Officer and a director of the Bank. Mr. Pantilione previously was the President and owner of Eagle Valley, a diversified mortgage company located in Philadelphia, Pennsylvania. From 1991 to 1994, he was employed as President of First Commercial Bank of Philadelphia. In addition, he previously was the President and owner of Interstate Mortgage Management, a mortgage brokerage company located in Southern New Jersey, and was the Executive Vice President of First Federal Savings of Hammonton. Mr. Pantilione was a past member of the Federal Reserve Bank of Philadelphia’s Community Depository Institution Advisory Council. Mr. Pantilione received an Honorary Doctorate from Philadelphia University in recognition of his many accomplishments in the areas of Finance and Banking. Mr. Pantilione’s financial industries experience and expertise has been invaluable to the Company.

Dr. Edward Infantolino.  Dr. Infantolino began his practice of medicine in New Jersey in 1977. He served as President of Ocean Internal Medicine Associates, P.A. and he is now retired from the practice of medicine in Atlantic City and Somers Point, New Jersey. Dr. Infantolino is President of the Atlantic Investment Club which invests in stocks and bonds for its participants. Dr. Infantolino is the owner and Principal Broker of Key Land Development Company LLC in Celebration, Florida. He is a member of the National Association of Realtors and a member of the Orlando Regional Realtors Association. Dr. Infantolino has a license to sell real estate in New Jersey and he is a member of the Atlantic City and County Board of Realtors and the New Jersey Association of Realtors. His first banking experience was as a Founder and Director of Premium Federal Savings Bank in New Jersey until it was sold. Dr. Infantolino is a Founder of Parke Bank and has been a Director since its conception. Dr. Infantolino’s business, banking, and real estate background is an asset to the Board of Directors.

Elizabeth A. Milavsky. On January 21, 2020, Ms. Milavsky, who joined the Bank in 2004, retired from her position as Executive Vice President and Chief Operating Officer responsible for administration of all areas of Bank operations, human resources, information technology, and compliance.  Ms. Milavsky’s banking career started in 1969 at Aetna Federal S&L at an entry level position. She worked in various departments and rose to the level of Vice President until the bank merged in 1982 with Roxborough Manayunk Bank in Philadelphia, Pennsylvania. She continued her career at Roxborough where she was appointed as Senior Vice President of Operations. Her responsibilities included Electronic Banking, Information Technology, Retirement and Check Processing Departments, as well as the operations of the retail branch network.  Her detailed knowledge of the Company and the Bank and her many years of experience in the banking industry makes her a significant asset to the Board of Directors.

Daniel J. Dalton. Mr. Dalton retired as a salesperson for Brown & Brown, of New Jersey, a full-service insurance agency with offices throughout the state of New Jersey. He was President of Dalton Insurance Agency, LLC from 1997 to 2007. Mr. Dalton periodically serves as an Adjunct Professor in the Department of Political Science and Economics at Rowan University. Mr. Dalton served as the New Jersey Secretary of State from 1992 through 1994 and served in both the New Jersey State Senate and Legislative Assembly. He was a founding Director and past President of the Boys and Girls Club of Gloucester County. He is a member of the Board of Trustees of Jefferson Health System of New Jersey. He also has served as a Board member of the New Jersey Casino Reinvestment Development Authority. The political and business experience that Mr. Dalton possesses enhances the depth of the Board.
Arret F. Dobson. From 1989 to the present, Mr. Dobson has been a builder and land developer, developing numerous residential and commercial projects. Mr. Dobson is President and operating partner of the White Oaks Country Club located in Newfield, New Jersey. Mr. Dobson is also the co-owner of Dobson Turf Management, a company specializing in athletic field construction and maintenance serving colleges, universities, municipalities, school districts and golf courses in the tri-state area. The diversified professional background of Mr. Dobson supports the Company’s understanding of business trends.
Anthony J. Jannetti. Mr. Jannetti is Founder and Chairman of Anthony J. Jannetti, Inc., a national health care marketing, communications, publishing and management firm located in Pitman, New Jersey. Mr. Jannetti currently serves as Chairman of the Board of Trustees for the Nursing Economics Foundation. He formerly served as the Chairman of the Foundation of the National Student Nurses Association, and the Banner Health Education Foundation. Mr. Jannetti is also a member of The American Society of Association Executives, The Health Care Marketing and Communications Counsel and The Professional Convention and Management Association. He is also an Honorary Member of many national nursing associations. Mr. Jannetti’s business and marketing background and expertise has been instrumental in steering the Bank’s marketing committee.

Executive and Other Senior Officers Who Are Not Directors:
    John S. Kaufman. Mr. Kaufman is Senior Vice President and Chief Financial Officer. Mr. Kaufman joined the Company in July 2020 as Senior Vice President and Treasurer. Prior to joining the Company, Mr. Kaufman served as First Vice President and Chief Financial Officer of MSB Financial Corp. (“MSB Financial”) and Millington Bank, from 2015 to July 2020. Prior to his service with MSB Financial, Mr. Kaufman served as Controller of American Heritage Federal Credit Union from July 2013 to September 2015.  He has also worked for GCF Bank from June 2012 to July 2013 and, prior to that, Wilmington Savings Fund Society. Mr. Kaufman has been in the financial industry for over 20 years, primarily with savings banks.
Ralph “Guy” Gallo. Mr. Gallo is Executive Vice President and Chief Operating Officer and he joined the Bank in 2010. He is responsible for Branch operations, IT, HR, Loan Workout and Internal Audit. He has over thirty-five years of banking experience primarily in banking operations and customer relationship management. As a Vice President at Mellon Bank, he managed Lockbox, Research & Adjustments and International Operations supporting commercial banking customers. As a Vice President at Image Remit, he managed a private label multi-state lockbox operation supporting regional banks in the Northeast US.

Paul E. Palmieri. Mr. Palmieri is Chief Credit Officer and Senior Vice President and joined Parke Bank in 2004. He has more than forty-three years of banking and accounting experience in the Greater Philadelphia market. Prior to joining the Bank, he was a Vice President and Commercial Loan Officer at Republic First Bank in Philadelphia, Pennsylvania from 1996 to 2004. Mr. Palmieri was an Assistant Vice President and Commercial Banker at Regent Bank in Philadelphia from 1993 to 1996. Mr. Palmieri was a staff accountant at Fedele and Company, CPAs of Upper Darby from 1989 to 1992. Mr. Palmieri was employed by various local banks in the Philadelphia market from 1977 to 1988.
Nicholas J. Pantilione. Mr. Pantilione is Senior Vice President and Chief Lending Officer. He joined the Company in 2005 through an internship while attending Rowan University and started fulltime with the Bank in 2009. Mr. Pantilione has eleven years of lending experience and currently manages a lending staff of 6 people, which includes 4 loan officers, as well as 2 staffers for marketing. Prior to the Bank, Mr. Pantilione attended Stockton University where he earned a Bachelor’s Degree in Finance and played on the Varsity Baseball Team. Mr. Pantilione is the son of Vito S. Pantilione, President and Chief Executive Officer.

CORPORATE GOVERNANCE
Director Independence
The Board of Directors has determined that all non-employee Directors, other than Elizabeth A. Milavsky, are independent in accordance with the requirements of Nasdaq rules. All Board members who serve on the Audit Committee, the Compensation Committee and the Nominating Committee are non-employee Directors and deemed independent. The Board of Directors has determined that Director Choate is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.
Director Attendance
The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2021, the Board of Directors met a total of eleven times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2021.
Code of Ethics

    The Company has adopted a Code of Ethics, which applies to all directors, officers and employees of the Company and the Bank. The Code of Ethics is available on the Investor Relations page of the Company’s website, www.parkebank.com. It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Committees of the Board of Directors

Nominating Committee. The nominating committee consists of Directors Choate, Dalton, Dobson and Infantolino. The Nominating Committee met one time during the fiscal year ended December 31, 2021. The Board of Directors has adopted a written nominating committee charter for the Nominating Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

To be considered in the selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 60 days prior to the anniversary date of the prior year’s annual meeting. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company engages. The committee and the Board of Directors may consider diversity in market knowledge, experience, employment, and other factors.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee is comprised of Directors Choate, Dalton, Dobson, Pennoni and Sheppard. The Committee met one time during the 2021 fiscal year. The Board of Directors has adopted a written compensation committee charter for the Compensation Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other executive officers. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to: (i) attract, retain and motivate an experienced, competent executive management team; (ii) reward the executive management team for the enhancement of shareholder value based on our annual performance and the market price of our stock; (iii) provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and (iv) maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.
The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee is comprised of Directors Choate, Dalton, Dobson, and Sheppard. The Committee met four times in fiscal year 2021. The Board of Directors has adopted a written audit committee charter for the Audit Committee that is available on the Investor Relations page of the Company’s website, www.parkebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Fred G. Choate is an Audit Committee “financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission. Mr. Choate is considered an independent director, under the rules of The Nasdaq Stock Market including the specific independence requirements for audit committee members.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of shareholders. All Board members attended online the 2021 virtual annual meeting of shareholders.

Board Leadership Structure and Role in the Risk Management Process
    Director Vito S. Pantilione serves as Chief Executive Officer of the Company and Director Celestino R. Pennoni serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President allows the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.
We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its Audit, Loan and Asset/Liability and Risk committees and, when necessary, special meetings of independent directors.
Employee, Officer and Director Hedging

    The Company has not adopted an anti-hedging and anti-pledging policy, which prohibits directors, executive officers and employees from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Company common stock. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is not prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited.

    The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Nasdaq Diversity Requirements

On Aug. 6, 2021, the SEC approved The Nasdaq Stock Market LLC’s (“Nasdaq”) proposal, as amended, to implement diversity requirements for companies listed on the Nasdaq exchanges. Nasdaq stated that its goal was to “provide stakeholders with a better understanding of the company’s current board composition and enhance investor confidence that all listed companies are considering diversity in the context of selecting directors.” Generally, the new rule requires any company listed on the Nasdaq exchanges to (a) have at least two diverse directors on its board or explain why it does not meet this objective and (b) provide standardized disclosures in the form of a Board Diversity Matrix, or similar format, on the composition of its board.

New Nasdaq Rule 5605(f)(2) requires each Nasdaq listed company, other than a Smaller Reporting Company, such as the Company, or company with five or fewer members (“Smaller Board”), to have, or explain why it does not have, at least two members of its board of directors who are Diverse, including at least one Diverse director who self-identifies as Female and at least one Diverse director who self-identifies as an Underrepresented Minority or LGBTQ+. “Diverse” is defined to mean an individual who self-identifies in one or more of the following categories: (i) Female, (ii) Underrepresented Minority, or (iii) LGBTQ+. Also pursuant to the new Rule, “Female” would be defined to mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” is defined to mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities; and “LGBTQ+” would be defined to mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender, or as a member of the queer community.

Rule 5605(f)(2)(C) requires each Smaller Reporting Company to have, or explain why it does not have, at least two members of its board of directors who are Diverse, including at least one Diverse director who self-identifies as Female. The second Diverse director may include an individual who self-identifies as one or more of the following: Female, LGBTQ+, or an Underrepresented Minority.

Nasdaq companies are required to comply with the new board diversity rules by the later of the below dates or the date the company files its proxy or information statement for its annual meeting of shareholders in the applicable compliance year:

•Aug. 7, 2023: All Nasdaq-listed companies must have, or explain why they do not have, one diverse director.
•Aug. 6, 2025: Companies listed on the Nasdaq Global Select and the Nasdaq Global Market must have, or explain why they do not have, two diverse directors.
•Aug. 6, 2026: Companies listed on the Nasdaq Capital Market must have, or explain why they do not have, two diverse directors.

Additionally, a company listed on Nasdaq exchanges will be required to provide a Board Diversity Matrix, or similar disclosure, by the later of (a) Aug. 8, 2022, or (b) the date the company files its proxy statement for its annual meeting of shareholders during the 2022 calendar year. The Company has elected to include the Diversity Matrix in this Proxy Statement, as set forth below.

In the Board Diversity Matrix, a company is required to provide the total number of directors on its board and the company include the following information in accordance with the instructions accompanying the Board Diversity Matrix: (1) the number of directors based on gender identity (female, male, or nonbinary) and the number of directors who did not disclose gender; (2) the number of directors based on race and ethnicity (African American or Black, Alaskan Native or Native American, Asian, Hispanic or Latinx, Native Hawaiian or Pacific Islander, White, or Two or More Races or Ethnicities), disaggregated by gender identity (or did not disclose gender); (3) the number of directors who self-identify as LGBTQ+; and (4) the number of directors who did not disclose a demographic background under item (2) or (3) above. In the Board Diversity Matrix, any director who chooses not to disclose a gender would be included in the “Did Not Disclose Gender” category and any director who chooses not to identify as any race or ethnicity or not to identify as LGBTQ+ would be included in the “Did Not Disclose Demographic Background” category.

The Company believes that it is presently in compliance with the diversity requirements imposed by the Nasdaq listing rules.

Board Diversity Matrix (as of the March 9, 2022)

Board Size:
Total Number of Directors	10
Gender:	Male	Female	Non-Binary	Gender Undisclosed
Number of directors based on gender identity	9	1	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	9	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Undisclosed	0

EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive officer and the two other highest paid executive officers whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2021, exceeded $100,000 for services rendered in all capacities to the Company and the Bank. There was no non-equity incentive compensation received by the named executive officers (“NEOs”) during any of the periods presented.

				Option	Nonqualified Deferred Compensation	All Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Earnings	Compensation(2)	Total

Vito S. Pantilione	2021	$949,015	$450,000	$—	$—	$38,097	$1,437,112
President & Chief Executive Officer	2020	$955,336	$615,000	$39,600	$—	$36,802	$1,646,738

Ralph Gallo	2021	$237,098	$56,250	$—	$—	$39,294	$332,642
Executive Vice President and	2020	$238,407	$75,000	$26,400	$—	$36,931	$376,738
Chief Operating Officer

Paul Palmieri	2021	$231,829	$30,000	$—	$—	$44,473	$306,302
Senior Vice President and
Chief Credit Officer
_____________
(1)Represents the option grant date fair value of $1.76 per share calculated using the Black-Scholes option pricing model. The assumptions used in the option pricing model included: the past trading range of the Common Stock; a volatility rate of 20%; expected option life of 5 years; risk-free interest rate of 0.60%; and a dividend rate of 4.85%. Messrs. Pantilione, Gallo and Palmieri received options to purchase 22,500, 15,000 and 10,000 shares respectively, at a per share exercise price of $12.29. All option grants vest in increments of 20% on each of the five anniversaries of the date of grant.
(2)All other compensation consists of the following for the year ended December 31, 2021:

	401k Match	Automobile Expense/ Allowance	Insurance Premiums	Total
Vito S. Pantilione	$8,700	$8,631	$20,766	$38,097
Ralph Gallo	8,700	9,600	20,994	$39,294
Paul Palmieri	7,855	15,000	21,618	$44,473

Outstanding Option Awards at Fiscal Year End. The following table sets forth information concerning outstanding option awards of the NEOs at December 31, 2021. Stock option amounts and prices have been adjusted for the stock dividend paid in May of 2018 and March 2020. There were no outstanding stock awards.

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Vito S. Pantilione	17,569	—	$7.81	January 19, 2026
	7,920	5,280	20.14	August 22, 2028
	4,500	18,000	12.29	April 24, 2030
Ralph Gallo	3,513	—	7.81	January 19, 2026
	1,320	880	20.14	August 22, 2028
	3,000	12,000	12.29	April 24, 2030
Paul Palmieri	7,321	—	7.81	January 19, 2026
	1,155	770	20.14	August 22, 2028
	2,000	8,000	12.29	April 24, 2030

    Supplemental Executive Retirements Plans. The Bank implemented a Supplemental Executive Retirement Plan (“SERP”) effective January 1, 2003 for Vito S. Pantilione, President and Chief Executive Officer. Under Mr. Pantilione’s SERP, retirement benefits are payable to him commencing upon retirement after attainment of age 60 at the rate of 50% of his highest base salary paid while an employee of the Bank for the remainder of his life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten-year period. Such benefits are in addition to any social security benefits. Benefits under the plan may be paid in the form of a lump sum on an actuarially equivalent basis. At December 31, 2021, the Bank had a total accrued liability of $3.7 million with respect to benefits payable under Mr. Pantilione’s SERP. Benefits under the SERP will be a tax-deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

    Potential Payments Upon Termination or Change-in-Control. As described below, certain of the NEOs are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the NEOs at, following, or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.

Name and Plan	Voluntary Good Reason Termination	Normal Retirement	(1)	Not For Cause Termination	(2)	For Cause Termination	Change-in Control Termination	(3)	Disability	(4)	Death	(5)

Vito S. Pantilione	$4,412,045	$468,000		$4,412,045		$—	$4,412,045		$2,847,045		$2,098,030
Ralph Gallo	—	—		—		—	440,022		—		674,196
Paul Palmieri	—	—		—		—	654,573		—		663,658

(1)Represents normal retirement projected annual payments under the SERP Plans. Mr. Pantilione may retire at any time.
(2)These payments represent a maximum lump sum payment to the NEOs upon termination of their contract.
(3)Amounts may be subject to reduction if such payments would exceed the tax-deductible limits under Section 280G of the Internal Revenue Code.
(4)The disability payment includes disability insurance payments and continuation of Company compensation on an annual basis for the remainder of the NEO’s term of employment contract (minimum of 2 years up to a maximum of 3 years).
(5)Death benefits represent total life insurance payments that would be paid out to the NEO’s heirs.

Employment Agreement. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione’s base salary under the employment agreement for the year ended December 31, 2021 was $949,015. Mr. Pantilione’s employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for “cause” as defined in the agreement. If the Bank terminates Mr. Pantilione’s employment without just cause or Mr. Pantilione elects to terminate employment for “good reason” as defined in the agreement, he will be entitled to a continuation of his salary plus his annualized bonus from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that if Mr. Pantilione’s employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to 3.0 times his annual base salary plus an amount equal to 3.0 times the average of the three highest annual bonuses awarded to him prior to such termination; provided that such severance payments following a change in control will be reduced so that such payments will not be made in excess of the tax deductible amounts under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.
Change in Control Severance Agreements. The Company has implemented a Management Change in Control Agreement with John S. Kaufman, Senior Vice President and Chief Financial Officer, Ralph Gallo, Executive Vice President and Chief Operating Officer, Paul E. Palmieri, Senior Vice President and Chief Credit Officer and Nicholas J. Pantilione, Senior Vice President and Chief Lending Officer. Such Management Change in Control Agreement provides for severance benefits associated with termination of employment following a change in control equal to 1.5 times (2.5 times for Mr. Palmieri) the most recent salary and bonus payment, not to exceed the tax-deductible amounts under Section 280G of the Code. In addition, such individuals are eligible to receive reimbursement for premium contributions for their medical, dental and life insurance premiums for 18 months.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of the Company who are not NEOs for the year ended December 31, 2021. The only compensation received by directors was in the form of cash.

	Fees Earned or
Name	Paid in Cash ($)	Total ($)

Celestino R. Pennoni	317,828	317,828
Fred G. Choate	119,780	119,780
Daniel J. Dalton	100,020	100,020
Arret F. Dobson	111,180	111,180
Edward Infantolino	66,758	66,758
Anthony J. Jannetti	94,030	94,030
Jeffrey H. Kripitz	109,080	109,080
Elizabeth Milavsky	74,230	74,230
Jack C. Sheppard, Jr.	109,901	109,901

The number of options owned by each non-employee director at December 31, 2021 was as follows:

Number of
Name	Options

Celestino R. Pennoni	53,269
Fred G. Choate	46,588
Daniel J. Dalton	36,250
Arret F. Dobson	42,196
Edward Infantolino	42,196
Anthony J. Jannetti	34,875
Jeffrey H. Kripitz	34,875
Elizabeth Milavsky	35,131
Jack C. Sheppard, Jr.	34,875

For the year ended December 31, 2021, the chairman and each other non-employee director received board fees of $8,184 and $2,300, respectively. Retainers of $69,250, $33,000, $17,600 and $14,500 were paid to the chairman, audit committee chairman, vice chairman, and each other non-employee director, respectively, regardless of attendance. Bonuses of $33,550, $22,570 and $20,130 were paid to the chairman, vice chairman, and each other non-employee director, respectively. Additionally, fees were paid in connection with attendance of committee meetings for all non-employee directors. For the fiscal year ended December 31, 2021, board fees totaled $1,102,808. Currently, each Company director also serves as a Bank director. Directors’ fees are paid by the Bank; there are no additional fees paid by the Company.

RELATED PARTY TRANSACTIONS
    In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. The terms of these related party loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. At December 31, 2021, the aggregate outstanding principal balance of all such related party loans was $8.3 million.
    In 2021, the Company purchased employee benefits such as medical insurance, life insurance and disability insurance from an insurance agency partially owned by one of its Board members, Jeffrey H. Kripitz, which amounted to $1.2 million at December 31, 2021. Mr. Kripitz has beneficial ownership of 345,243 shares, or 2.90% of the Company’s outstanding shares.

INDEPENDENT AUDITORS
RSM US LLP was the Company’s independent auditor for the fiscal year end December 31, 2021. A representative of RSM US LLP is expected to be present online at the virtual Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if the representative so desires.

The Board of Directors has not selected or engaged an independent auditor for the 2022 fiscal year. The Company intends to seek proposals from qualified accounting firms for the audit of the fiscal year ending December 31, 2022. RSM US LLP has not resigned or indicated that it declines to stand for re-appointment, and has not been dismissed by the Company.
Audit Fees. The aggregate fees billed by RSM US LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2021 and 2020, were $238,060 and $213,396, respectively.
Audit Related Fees. Audit related fees paid in 2021 and 2020 were $30,000 and $25,000, respectively.
Tax Fees. There were no tax related fees paid in 2021 or 2020.
All Other Fees. There were no other fees paid in 2021 or 2020.

The Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. It is the Audit Committee’s policy to pre-approve all audit and non-audit services prior to the engagement of the Company’s independent auditor to perform any service. All of the services listed above for 2021 and 2020 were approved by either the Company’s or the Bank’s Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s main responsibilities include establishing and reviewing the Company’s internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company’s independent auditor. During the year ended December 31, 2021, this committee met 4 times.

For the fiscal year ended December 31, 2021, the Audit Committee: (i) reviewed and discussed the Company’s audited consolidated financial statements with management, (ii) discussed with the Company’s independent auditor, RSM US LLP, all matters required to be discussed under the standards of the Public Company Accounting Oversight Board and (iii) received from RSM US LLP written disclosures and the letter regarding RSM US LLP’s independence as required by Public Company Accounting Oversight Board, Rule 3526 “Communication with Audit Committee Concerning Independence” and discussed with RSM US LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Audit Committee:
Fred G. Choate (Chairman)
Daniel J. Dalton
Arret Dobson
Jack C. Sheppard, Jr.

SHAREHOLDER PROPOSALS
    In order to be considered for inclusion in the Company’s proxy materials for the annual meeting of shareholders to be held in 2023, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by October 19, 2022. Shareholder proposals must meet other applicable criteria as set forth in the bylaws and applicable law in order to be considered for inclusion in the proxy materials.
Shareholder proposals that are not included in the Company’s proxy statement for the 2023 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 18, 2023. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2023 annual meeting.

DELINQUENT SECTION 16(a) REPORTS
    Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors, and executive officers to file reports of ownership and changes in their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Due to an inadvertent error, Celestino R. Pennoni, was late in filing one ownership report with the SEC to report the sale of 5,000 shares of Company stock. Other than the foregoing, to the Company’s knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2021 fiscal year.

OTHER MATTERS
The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS
The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses that they incur in forwarding proxy materials to the beneficial owners of Common Stock. In addition to soliciting proxies by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is being mailed to stockholders together with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein.

BY ORDER OF THE BOARD OF DIRECTORS

Linda A. Kaiser

Parke Bancorp, Inc.

VOTE

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Parke Bancorp, Inc.

Notice of 2022 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — April 19, 2022

The Board of Directors of Parke Bancorp, Inc., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Parke Bancorp, Inc. to be held on April 19, 2022 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all of the listed nominees to the Board of Directors.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The undersigned acknowledges receipt from the Company prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 18, 2022, and an Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

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